EXHIBIT 10.1

                                SECOND AMENDMENT

      SECOND AMENDMENT, dated as of September 18, 1997, to the FIVE YEAR COMPETITIVE ADVANCE AND REVOLVING CREDIT AGREEMENT and the 364-DAY COMPETITIVE ADVANCE AND REVOLVING CREDIT AGREEMENT, each of which is dated as of October 2, 1996 ( as each of the same may be amended, supplemented or otherwise modified from time to time, the "Credit Agreements"), by and among HFS INCORPORATED, a Delaware corporation (the "Borrower"), the financial institutions parties thereto (the "Lenders"), and THE CHASE MANHATTAN BANK, a New York banking corporation, as agent for the Lenders (in such capacity, the "Administrative Agent").

                              W I T N E S S E T H:

      WHEREAS, the Borrower plans to merge with and into CUC International Inc. ("CUC") (the "Merger");

      WHEREAS, the Borrower has requested that the Lenders amend certain provisions of the Credit Agreements upon the terms and conditions set forth herein; and

      WHEREAS, the Lenders have agreed to permit the Merger and to effect certain other changes to the Credit Agreements;

      NOW THEREFORE, in consideration of the premises and mutual covenants contained herein, the undersigned hereby agree as follows:

     1. Defined Terms. Terms defined in the Credit Agreements and used herein shall have the meanings given to them in the Credit Agreements.

     2. Amendments to Section 1, entitled "Definitions," of each Credit Agreement. Section 1 of each Credit Agreement is hereby amended as follows:

          (a)  by  deleting  the   definitions  of  "Avis  L/C",   "Avis  Merger
      Agreement", "Borrower Stock Price" and "Receivables" in their entirety therefrom;

          (b) by deleting the definition of "Avis" contained therein in its entirety and substituting in lieu thereof the following definition:

               "Avis" shall mean HFS Car Rental, Inc., a Delaware corporation.

          (c) by deleting the definition of "Cash Equivalents" contained therein in its entirety and, with respect to the Five Year Credit Agreement, substituting in lieu thereof the following definition:

               "Cash Equivalents" shall mean any of the following , to the extent acquired for investment and not with a view to achieving trading profits: (i) obligations fully backed by the full faith and credit of the United States of America maturing not in excess of twelve months from the date of acquisition, (ii) commercial paper maturing not in excess of twelve months from the date of acquisition and rated "P-1" by Moody's or "A-1" by S&P on the date of such acquisition, (iii) the following obligations of any Lender or any domestic commercial bank having capital and surplus in excess of $500,000,000, which has, or the holding company of which has, a commercial paper rating meeting the requirements specified in clause (ii) above: (a) time deposits, certificates of deposit and acceptances maturing not in excess of twelve months from the date of acquisition, or (b) repurchase obligations with a term of not more than thirty (30) days for underlying securities of the type referred to in clause
               (i) above, (iv) money market funds that invest exclusively in interest bearing, short-term money market instruments: (a) having an average remaining maturity of not more than twelve months and
               (b)(1) rated at least "P-1" by Moody's or "A-1" by S&P or (2) which are issued or directly and fully guaranteed or insured by the United States government or any agency or instrumentality thereof, and (v) municipal securities: (a) for which the pricing period in effect is not more than twelve months long and (b) rated at least "P-1" by Moody's or "A-1" by S&P.

          (d) by deleting the definition of "Consolidated Total Indebtedness" contained therein in its entirety and substituting in lieu thereof the following definition:

               "Consolidated Total Indebtedness" shall mean the total amount of Indebtedness of the Borrower and its Consolidated Subsidiaries determined on a consolidated basis using GAAP principles of consolidation, but without regard to whether or not any such Indebtedness would be required to be shown on a consolidated balance sheet prepared in accordance with GAAP; provided that Consolidated Total Indebtedness shall be deemed to include, at the time of any computation thereof, the aggregate amount of any outstanding loans to, any investment in the capital stock of, any purchase price in excess of the fair market value of assets of, and any other investments by the Borrower and its Subsidiaries (other than Avis and its Subsidiaries and PHH and its
               Subsidiaries) in, Avis and its Subsidiaries and PHH and its Subsidiaries (other than the purchase price paid by the Borrower to acquire Avis and PHH). The amount of any such investment at any time shall equal the original cost thereof plus any additions thereto (in each case without giving effect to any appreciation or depreciation in the value thereof) net of any returns thereon actually received by the Borrower or any of its Subsidiaries (other than Avis and its Subsidiaries and PHH and its Subsidiaries).

          (e) by deleting from the definition of "Indebtedness" the phrase "payable within 120 days" in each case where it appears and substituting in lieu thereof the phrase "payable within 180 days";

          (f) by adding the following definitions in their appropriate alphabetical locations:

               "Consolidated Net Worth" shall mean, as of any date of determination, all items which in conformity with GAAP would be included under shareholders' equity on a consolidated balance sheet of the Borrower and its Subsidiaries at such date.

               "Merger" shall means the merger of HFS Incorporated into CUC International Inc.

               "Merger Effective Date" shall have the meaning set forth in the Second Amendment, dated as of September 18, 1997, to this Agreement.

                        "PHH" shall mean PHH Corporation, a Maryland corporation
               and (g) by deleting the definition of "Subsidiary" contained therein in its entirety and substituting in lieu thereof the following definition:

               "Subsidiary" shall mean with respect to any Person, any corporation, association, joint venture, partnership or other business entity (whether now existing or hereafter organized) of which at least a majority of the voting stock or other ownership interests having ordinary voting power for the election of directors (or the equivalent) is, at the time as of which any determination is being made, owned or controlled by such Person or one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries of such Person; provided that for purposes of Section 6.1, 6.5, 6.6, 6.7 and 6.8 hereof, Avis and its Subsidiaries and PHH and its Subsidiaries shall be deemed not to be Subsidiaries of the Borrower.

          e. Amendment to Section 2.23, entitled "Increase of Commitments," of each Credit Agreement. Section 2.23 of each Credit Agreement is hereby amended by (a) deleting such Section from the Five Year Credit Agreement and substituting therefor the phrase "SECTION 2.23. INTENTIONALLY OMITTED" and (b) deleting paragraph (a) thereof from the 364-Day Credit Agreement and substituting in lieu thereof the following:

               (a) At the request of the Borrower to the Administrative Agent, the aggregate Commitments hereunder may be increased on the Merger Effective Date by not more $500,000,000 provided that (i) each Lender whose Commitment is increased consents, (ii) the increase is in a multiple of $25,000,000 and (iii) the consent of the Administrative Agent is obtained.

      4. Amendment to Section 2.24 entitled "Letters of Credit," of the Five Year Credit Agreement. Section 2.24 of the Five Year Credit Agreement is hereby amended by deleting the last sentence of clause (i).

      5. Amendment to Section 3.4 entitled "Financial Statements of Borrower", of each Credit Agreement. Section 3.4 of each Credit Agreement is hereby amended by deleting such Section 3.4 and substituting in lieu thereof the following:

      SECTION 3.4.  Financial Statements.

          (i) The (a) audited consolidated balance sheets of HFS Incorporated and its Consolidated Subsidiaries as of December 31, 1995 and December 31, 1996, and (b) unaudited consolidated balance sheets of HFS Incorporated and its Consolidated Subsidiaries as of March 31, 1997 and June 30, 1997, together with the related unaudited statements of income, shareholders' equity and cash flows for such periods, fairly present the financial condition of HFS Incorporated and its Consolidated Subsidiaries as at the dates indicated and the results of operations and cash flows for the periods indicated in conformity with GAAP subject to normal year-end adjustments in the case of the March 31, 1997 and June 30, 1997 financial statements.

          (ii) The (a) audited consolidated balance sheets of CUC International Inc. and its consolidated Subsidiaries as of January 31, 1996 and January 31, 1997 and (b) unaudited consolidated balance sheets of CUC International Inc. and its consolidated Subsidiaries as of April 30, 1997, together with the related unaudited statements of income, shareholders' equity and cash flows for such periods, fairly present the financial condition of CUC International Inc. and its consolidated Subsidiaries as at the dates indicated and the results of operations and cash flows for the periods indicated in conformity with GAAP subject to normal year-end adjustments in the case of the April 30, 1997 financial statements.

          (iii) The pro forma combined balance sheets of CUC International Inc. dated April 30, 1997, and of HFS Incorporated, dated March 31, 1997, as set forth in the unaudited pro forma combining financial statements for the Merger set forth in the joint proxy statement prospectus filed by CUC International Inc. and HFS Incorporated dated August 28, 1997, fairly present the consolidated financial condition of the surviving company of the Merger and its consolidated Subsidiaries as at the dates indicated.

      6. Amendment to Section 3.5, entitled "No Material Adverse Change", to each Credit Agreement. Section 3.5 of each Credit Agreement is hereby amended by deleting the text of such Section and substituting in lieu thereof the following:

               Since December 31, 1996 and January 31, 1997, respectively, there has been no material adverse change in the business, assets, operations, or condition, financial or otherwise, of HFS Incorporated and its Subsidiaries taken as a whole or of CUC International Inc. and its Subsidiaries taken as a whole; provided, however, that the foregoing representation is made solely as of the Merger Effective Date.

      7. Amendments to Section 3.16, entitled "Environmental Liabilities," of each Credit Agreement.

Section 3.16 of each Credit Agreement is hereby amended as follows:

     (a) by deleting the text of such Section and substituting in lieu thereof the following:

          Except with respect to any matters, that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, neither the Borrower nor any of its Subsidiaries (i) has failed to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law, (ii) except as set forth on Schedule 3.16, has become subject to any Environmental Liability, (iii) except as set forth on
      Schedule 3.16 has received notice of any claim with respect to any Environmental Liability or (iv) except as set forth on Schedule 3.16, knows of any basis for any Environmental Liability.

          and (b) by adding a new Schedule 3.16 in the form of Annex A hereto.

      8. Amendments to Section 6.1, entitled "Limitation on Indebtedness," of each Credit Agreement. Section 6.1 of each Credit Agreement is hereby amended as follows:

          (a) by deleting the amount "$200,000,000" from clauses (e) and (g) and substituting in lieu thereof the amount "$400,000,000"; and

          (b) by deleting subsection (c) contained therein in its entirety and substituting in lieu thereof the following: "(c) Guaranties;".

      9. Amendment to Section 6.2, entitled "Limitation on Guaranties," of each Credit Agreement. Section 6.2 of each Credit Agreement is hereby amended by deleting Section 6.2 in its entirety and substituting in lieu thereof the following:

               SECTION 6.2.   INTENTIONALLY OMITTED.

      10. Amendment to Section 6.4, entitled "Consolidation, Merger, Sale of Assets," of each Credit Agreement. Section 6.4(a) of each Credit Agreement is hereby amended by (i) adding at the end of clause (i) the phrase "or the successor to the Borrower has unconditionally assumed in writing all of the payment and performance obligations of the Borrower under this Agreement and the other Fundamental Documents", (ii) deleting the word "or" before clause (iii) and substituting in lieu thereof a comma and (iii) deleting the semicolon and proviso clause at the end of clause (iii) and substituting in lieu thereof the following:

               or (iv) the Merger; provided however, that immediately prior to and on a Pro Forma Basis after giving effect to any such transaction described in any of the preceding clauses (i), (ii) and (iii) no Default or Event of Default has occurred and is continuing.

      11. Amendment to Section 6.5, entitled "Limitation on Liens", of each Credit Agreement. Section 6.5 of each Credit Agreement is hereby amended by (i) deleting the word "and" at the end clause (f), (ii) deleting the period at the end of clause (g) and substituting in lieu thereof the phrase "; and" and (iii) inserting at the end thereof the following new clause (h):

          (h) other Liens securing obligations having an aggregate principal amount not to exceed 15% of Consolidated Net Worth.

      12. Amendment to Section 6.6, entitled "Sale and Leaseback," of each Credit Agreement. Section 6.6 of each Credit Agreement is hereby amended by deleting the amount $50,000,000" contained therein and substituting in lieu thereof the amount "$200,000,000".

      13. Amendment to Section 7, entitled "Events of Default," of each Credit Agreement. Section 7 of each Credit Agreement is hereby amended by deleting the amount "$25,000,000" from clauses (e) and (i) in each case where it appears and substituting in lieu thereof the amount "$50,000,000".

      14. Amendment to Section 9.1, entitled "Notices," of each Credit Agreement. Section 9.1 of each Credit Agreement is hereby amended by (i) deleting the phrase "339 Jefferson Road" and substituting in lieu thereof the phrase, "6 Sylvan Way," (ii) deleting the phrase "Stephen P. Homes, Executive Vice President and Chief Financial Officer and James E. Buckman, Executive Vice President and General Counsel" substituting in lieu thereof the phrase, "Michael Monaco, Vice Chairman and Chief Financial Officer and James E. Buckman, Senior Executive Vice President and General Counsel" and (iii) deleting the phrase "Rob Kellas, Vice President"and substituting in lieu thereof the phrase "Stephanie Parker".

      15. Amendment to Section 9.4, entitled "Expenses; Documentary Taxes," of the 364-Day Credit Agreement. Section 9.4 of the 364-Day Credit Agreement is hereby amended by (i) deleting the comma after the phrase, "the Notes," in the fifth line and substituting in lieu thereof the word "and", (ii) deleting the phrase "and issuance and administration of the Letters of Credit" contained therein in its entirety and (iii) deleting in each case where it appears the phrase "or the Letters of Credit".

      16. Amendment Section 9.9, entitled "Amendments, etc.," of the 364-Day Credit Agreement. Section 9.9 of the 364-Day Credit Agreement is hereby amended by deleting from clause (y) the phrase "or letter of credit fees" contained therein.

      17. Other Amendments to each Credit Agreement. Each reference to the phrases "date hereof" and "Closing Date" in the definitions of "Change in Control" and "GAAP" set forth in Section 1 and in Sections 3.6, 3.8, 3.14 and
3.15 of each Credit Agreement is hereby deleted and replaced with a reference to the "Merger Effective Date."

      18. Effective Date. (a) This Amendment (other than paragraphs 5, 6, 7 and 17 hereof) shall become effective upon receipt by the Administrative Agent of counterparts of this Amendment duly executed and delivered by the Borrower, the Administrative Agent, the Required Lenders under each of the Five Year Credit Agreement and the 364-Day Credit Agreement and, with respect to paragraph 19, each Lender under the 364-Day Credit Agreement (the date of such effectiveness, the "Initial Effective Date").

          (b) Paragraphs 5, 6, 7 and 17 of this Amendment shall become effective upon satisfaction of each of the following conditions (the date on which all such conditions are first satisfied is referred to herein as the "Merger Effective Date"):

               (i) receipt by the Administrative Agent, with copies for each of the Lenders, of a certificate of the Secretary or Assistant Secretary of the Borrower (which for purposes of this Section 18(b) shall means the company which survives the Merger) dated the Merger Effective Date and certifying (A) that attached thereto is a true and complete copy of the certificate of incorporation and by-laws of the Borrower as in effect on the date of such certification; (B) that attached thereto is a true and complete copy of resolutions adopted by the Board of Directors of the Borrower authorizing the borrowings under the Credit Agreements, the assumption of obligations of HFS Incorporated under the Credit Agreements and the other Fundamental Documents by the Borrower and the execution, delivery and performance in accordance with their respective terms of any documents required or contemplated hereunder (such certificate to state that the resolutions thereby certified have not been amended, modified revoked or rescinded and shall be in form and substance satisfactory to the Administrative Agent); (C) as to the incumbency and specimen signature of each officer of the Borrower executing and document delivered by it in connection herewith (such certificate to contain a certification by another officer of the Borrower as to the incumbency and signature of the officer signing the certificate referred to in this paragraph (i); and (D) that the Merger has become effective in accordance with the law of the State of Delaware;

               (ii) receipt by the Administrative Agent of the favorable written opinions, dated the Merger Effective Date and addressed to the Administrative Agent and the Lenders, of Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Borrower, and of James E. Buckman, Senior Executive Vice President and General Counsel of the Borrower, each in form and substance satisfactory to the Administrative Agent.

               (iii) satisfaction on the part of the Administrative Agent that no material adverse change shall have occurred with respect to the business, assets, operations or condition, financial or otherwise, of HFS Incorporated and its Consolidated Subsidiaries taken as a whole since December 31, 1996 or of CUC and is consolidated Subsidiaries taken as a whole since January 31, 1997.

               (iv) satisfaction on the part of the Administrative Agent that all amounts payable to the Administrative agent and the other Lenders pursuant hereto or with regard to the transactions contemplated hereby have been or are simultaneously being paid;

               (v) no litigation shall be pending or threatened which would be likely to have a Material Adverse Effect, or which could reasonably be expected to materially adversely affect the ability of the Borrower to fulfill its obligations hereunder or to otherwise materially impair the interests of the Lenders; and

               (vi) delivery by the Borrower of a written agreement pursuant to which it assumes as a primary obligor all of the payment and performance obligations of HFS Incorporated under the Credit Agreements and the other Fundamental Documents.

      19. Extension of Maturity Date under 364-Day Credit Agreement. The Lenders hereby confirm that the Maturity Date under the 364-day Credit Agreement has been extended to September 30, 1998.

      20. Representations and Warranties. The Borrower hereby represents and warrants to the Lenders that each of the representations and warranties made by the Borrower in the Fundamental Documents is true and correct on and as of the Initial Effective Date and the Merger Effective Date, after giving effect to the effectiveness of this Amendment on the Initial Effective Date and the Merger Effective Date, respectively, as if made on and as of such Effective Date, except to the extent such representations and warranties expressly relate to an earlier date.

      21. Payment of Expenses. The Borrower agrees to reimburse the Administrative Agent for all its reasonable costs and expenses incurred in connection with the preparation, execution and delivery of this Amendment and any other documents prepared in connection herewith and the transactions contemplated hereby, including without limitation the reasonable fees and disbursements of counsel to the Administrative Agent.
      22. No Other Amendments; Confirmation. Except as expressly amended hereby, all terms and provisions of the Credit Agreements and each of the Fundamental Documents are and shall remain in full force and effect. The amendments provided herein are limited to the specific Sections of the Credit Agreements specified herein and shall not constitute amendments of, or an indication of the Administrative Agent's or the Lenders' willingness to amend, any other provisions of the Credit Agreements or the Fundamental Documents or the same Sections for any other date or time period (whether or not such other provisions or compliance with such Sections for another date or time period are affected by the circumstances addressed in this Amendment).

     23. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     24. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

     IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

                                      HFS INCORPORATED



                                      By:     /s/ Terry E. Kridler
                                            Name: Terry E. Kridler
                                            Title: Treasurer, Senior Vice
                                            President Planning and Budgets


                                      THE CHASE MANHATTAN BANK, as
                                      Administrative Agent and as a Lender


                                      By:       /s/ Stephanie Parker
                                            Name: Stephanie Parker
                                            Title: Assistant Vice President


                                      ABN-AMRO BANK N.V. NEW YORK



                                      By: ________________________________
                                            Name:
                                            Title:





                                      By: _________________________________
                                            Name:
                                            Title:


                                      BANK OF AMERICA NT&SA



                                      By:      /s/ Dale Robert Mason
                                            Name: Dale Robert Mason
                                            Title:  Vice President

                                      THE BANK OF NEW YORK



                                      By:     /s/    Eliza S. Adams
                                            Name: Eliza S. Adams
                                            Title:  Vice President


                                      THE BANK OF NOVA SCOTIA



                                      By:            /s/ Brian S. Allen
                                            Name: Brian S. Allen
                                            Title: Sr. Relationship Manager


                                      BANK OF TOKYO-MITSUBISHI TRUST COMPANY



                                      By:         /s/ G. Stewart
                                            Name: G. Stewart
                                            Title: SVP & Manager


                                      BANQUE PARIBAS


                                      By:   /s/ Duane Helkowski
                                            Name: Duane Helkowski
                                            Title:  Vice President



                                      By:    /s/ Mary T. Flanagan
                                            Name: Mary T. Flanagan
                                            Title:Vice President

                                      BAYERISCHE LANDESBANK GIRONZENTRALE
                                      CAYMAN ISLANDS BRANCH



                                      By:   /s/ Peter Obermann
                                            Name: Peter Obermann
                                            Title: Senior Vice President



                                      By:   /s/ Sean O'Sullivan
                                            Name: Sean O'Sullivan
                                            Title: Second Vice President


                                      BAYERISCHE VEREINSBANK AG,
                                      NEW YORK BRANCH



                                      By:      /s/ Marianne Weinzinger
                                            Name: Marianne Weinzinger
                                            Title:  Vice President


                                      By:      /s/ Pamela J. Gilliam
                                            Name: Pamela J. Gilliam
                                            Title: Assistant Treasurer


                                      CIBC INC.


                                      By:      /s/ Timothy E. Doyle
                                            Name: Timothy E. Doyle
                                            Title: Managing Director, CIBC
                                           Wood Grundy Securities Corp, as Agent


                                      CITIBANK, N.A.


                                      By: _________________________________
                                            Name:
                                            Title:

                                      COMERICA BANK



                                      By:    /s/ Dan M. Roman
                                            Name: Dan M. Roman
                                            Title:  Vice President



                                      CREDIT LYONNAIS NEW
                                      NEW YORK BRANCH



                                      By:    /s/ Scott R. Chappelka
                                            Name: Scott R. Chappelka
                                            Title:  Vice President



                                      CREDIT SUISSE FIRST BOSTON



                                      By: _________________________________
                                            Name:
                                            Title:


                                      DG BANK DEUTSCHE
                                      GENOSSENSCHAFTSBANK
                                      CAYMAN ISLAND BRANCH



                                      By:     /s/ Linda J. O'Connell
                                            Name: Linda J. O'Connell
                                            Title:  Vice President



                                      By:    Karen A. Brinkman
                                            Name: Karen A. Brinkman
                                            Title:  Vice President

                                      FIRST HAWAIIAN BANK



                                      By: ________________________________
                                            Name:
                                            Title:


                                      THE FUJI BANK LIMITED
                                      NEW YORK BRANCH



                                      By:    /s/ Raymond Ventura
                                            Name: Raymond Ventura
                                            Title:  Vice President & Manager


                                      THE INDUSTRIAL BANK OF JAPAN, LIMITED
                                      NEW YORK BRANCH



                                      By:      /s/ John V. Veltri
                                            Name: John V. Veltri
                                            Title: Deputy General Manager


                                      MELLON BANK, N.A.


                                      By:         /s/ David Smith
                                            Name: David Smith
                                            Title:  Vice President


                                      NATIONSBANK, N.A.


                                      By:      /s/ Eileen C. Higgins
                                            Name: Eileen C. Higgins
                                            Title:  Vice President

                                      THE NORTHERN TRUST COMPANY



                                      By:     /s/ Russ Rockenbach
                                            Name: Russ Rockenbach
                                            Title: Second Vice President


                                      PNC BANK, N.A.  (approved but not with
                                      respect to the extension of the 364-Day
                                      Competitive Advance and Revolving Credit
                                      Agreement)


                                      By:      /s/ Edward M. Tessacova
                                            Name: Edward M. Tessacova
                                            Title:  Vice President


                                      ROYAL BANK OF CANADA



                                      By:     /s/ Sheryl L. Greenberg
                                            Name: Sheryl L. Greenberg
                                            Title: Senior Manager


                                      THE SAKURA BANK, LIMITED


                                      By:     /s/ Yasumasa Kikuchi
                                            Name: Yasumasa Kikuchi
                                            Title: Senior Vice President


                                      THE SANWA BANK, LIMITED


                                      By: _________________________________
                                            Name:
                                            Title:

                                        THE SUMITOMO BANK, LIMITED
                                        NEW YORK BRANCH



                                        By:        /s/ John C. Kissinger
                                            Name: John C. Kissinger
                                            Title: Joint General Manager


                                        SUMMIT BANK



                                        By:      /s/ Bruce A. Gray
                                            Name: Bruce A. Gray
                                            Title:  Vice President


                                        THE TOKAI BANK LIMITED
                                        NEW YORK BRANCH



                                        By:    /s/ Sinichi Kondo
                                            Name:   Sinichi Kondo
                                            Title: Deputy General Manager


                                        UNITED STATES NATIONAL BANK OF OREGON


                                        By:    /s/ Douglas A. Rich
                                            Name: Douglas A. Rich
                                            Title:  Vice President


                                        WESTDEUTSCHE LANDESBANK
                                        GIROZENTRALE


                                        By:     /s/ Ralph White
                                            Name: Ralph White
                                            Title:  Vice President


                                        By:    /s/ Thomas Lee
                                            Name: Thomas Lee
                                            Title: Associate

                                      THE YASUDA TRUST AND BANK CO., LTD.
                                      NEW YORK BRANCH


                                      By:    /s/ Rohn Laudenschlager
                                            Name: Rohn Laudenschlager
                                            Title: Senior Vice President